702 King Farm Blvd., Suite 200
Rockville, Maryland 20850

RYDEX SERIES FUNDS

Energy Fund
Energy Services Fund

Supplement dated May 20, 2020 to the currently effective Statutory Prospectuses, Summary Prospectuses (collectively, the “Prospectuses”) and Statement of Additional Information.

This supplement provides new and additional information beyond that contained in the Prospectuses and SAI and should be read in conjunction with the Prospectuses and SAI.

On May 18, 2020, the Board of Trustees of Rydex Series Funds (the “Trust”) approved a reverse share split of the issued and outstanding shares of the Trust’s Energy Fund and Energy Services Fund (each, a “Fund” and together, the “Funds”), pursuant to which shareholders will receive one share in exchange for the number of shares of each Fund they currently own, as follows:

Fund	Split Ratio (New to Old Shares)
Energy Fund	1:3
Energy Services Fund	1:15

The reverse share split for the Funds is scheduled to occur after the close of markets on or after August 7, 2020, with shares being offered on a split-adjusted basis on or after August 10, 2020.

As a result of the reverse share split, a multiple of shares owned of each Fund, as specified in the above chart (i.e., three or fifteen), will be exchanged for one share. Accordingly, the reverse share split will have the effect of reducing the number of each Fund’s issued and outstanding shares and proportionately increasing the net asset value (“NAV”) per share of each Fund. The market value of each Fund’s issued and outstanding shares will remain the same. The reverse share split provides shareholders of each Fund with fewer shares of the Fund, but the value of a shareholders’ investment in the Fund will not change as a result of the reverse share split. In addition, the reverse share split will not affect any shareholder’s rights, preferences or privileges associated with each Fund’s issued and outstanding shares. The tables below illustrate the effect of a hypothetical one for three and one for fifteen reverse share split on a shareholder’s investment:

Hypothetical One for Three Reverse Share Split (1:3 or 1-for-3)

Period	# of Shares Owned	Hypothetical NAV	Total Market Value (Based on Hypothetical NAV)
Pre-Reverse Share Split	30	$5.00	$150.00
Post-Reverse Share Split	10	$15.00	$150.00

Hypothetical One for Fifteen Reverse Share Split (1:15 or 1-for-15)

Period	# of Shares Owned	Hypothetical NAV	Total Market Value (Based on Hypothetical NAV)
Pre-Reverse Share Split	150	$5.00	$750.00
Post-Reverse Share Split	10	$75.00	$750.00

Please retain this supplement for future reference.

RDX-SERIES-SUP4-0520x0820

702 King Farm Blvd., Suite 200
Rockville, Maryland 20850

RYDEX SERIES FUNDS

High Yield Strategy Fund
Inverse Government Long Bond Strategy Fund
Inverse Mid-Cap Strategy Fund
Inverse Russell 2000® Strategy Fund
S&P SmallCap 600® Pure Value Fund

Supplement dated May 20, 2020 to the currently effective Statutory Prospectuses, Summary Prospectuses (collectively, the “Prospectuses”) and Statement of Additional Information.

This supplement provides new and additional information beyond that contained in the Prospectuses and SAI and should be read in conjunction with the Prospectuses and SAI.

On May 18, 2020, the Board of Trustees of Rydex Series Funds (the “Trust”) approved a reverse share split of the issued and outstanding shares of the Trust’s High Yield Strategy Fund, Inverse Government Long Bond Strategy Fund, Inverse Mid-Cap Strategy Fund, Inverse Russell 2000® Strategy Fund and S&P SmallCap 600® Pure Value Fund (each, a “Fund” and collectively, the “Funds”), pursuant to which shareholders will receive one share in exchange for every five shares of each Fund they currently own. The reverse share split for the Funds is scheduled to occur after the close of markets on or after August 14, 2020, with shares being offered on a split-adjusted basis on or after August 17, 2020.

As a result of the reverse share split, every five shares owned of each Fund will be exchanged for one share. Accordingly, the reverse share split will have the effect of reducing the number of each Fund’s issued and outstanding shares and proportionately increasing the net asset value (“NAV”) per share of each Fund. The market value of each Fund’s issued and outstanding shares will remain the same. The reverse share split provides shareholders of each Fund with fewer shares of the Fund, but the value of a shareholders’ investment in the Fund will not change as a result of the reverse share split. In addition, the reverse share split will not affect any shareholder’s rights, preferences or privileges associated with each Fund’s issued and outstanding shares. The table below illustrates the effect of a hypothetical one for five reverse share split on a shareholder’s investment:

Hypothetical One for Five Reverse Share Split (1:5 or 1-for-5)

Period	# of Shares Owned	Hypothetical NAV	Total Market Value (Based on Hypothetical NAV)
Pre-Reverse Share Split	50	$5.00	$250.00
Post-Reverse Share Split	10	$25.00	$250.00

Please retain this supplement for future reference.

RDX-SERIES-SUP5-0520x0820